EXHIBIT  23.2  CONSENT  OF  PERRELLA  &  ASSOCIATES,  P.A.

July  28,  2004

To  the  Board  of  Directors  of
Technology  Connections,  Inc.
301C  Verbena  Street
Charlotte,  North  Carolina  28217

Gentlemen:

We hereby consent to the use of our audit report of Technology Connections, Inc. for the year ended December 31, 2003 in the Post-Effective Amendment No. 1 to Form S-8 Registration Statement of Technology Connections, Inc. dated July 28, 2004.



/s/  Perrella  &  Associates,  P.A.
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Perrella  &  Associates,  P.A.